UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): September 19, 2007


                           CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

                1-16525                             11-2621692
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       (Commission File Number)            (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 18, 2007 a settlement was reached between the Company and Precision Flow Technologies, Inc. ("PFT") of their pending litigation. Under the terms of the settlement, all claims and counterclaims asserted by the parties in previously filed lawsuits were discontinued in consideration of which the Company will receive payments totaling $541,600.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CVD EQUIPMENT CORPORATION



Date: September 19, 2007                 /s/ Leonard A. Rosenbaum
                                         ----------------------------------
                                         Name: Leonard A. Rosenbaum
                                         Title:   Chief Executive Officer and
                                                  President